 (header images)(menubar images) Objective
Long-term capital appreciation with a secondary objective of producing current income.

Investment Stategy
Invest substantially all of its assets in common stocks and equity securities of U.S. large capitalization companies. Managers may utilize preferred stocks, securities convertible into common stock, and warrants to purchase common stock, Rule 144A securities and REITs. (See Prospectus for more information on investment practices).

***CHAR: 160*** LARGEST HOLDINGS as of 05-31-2000
Parametric Technology Corp.	2.5%
Cisco Systems, Inc.	1.9%
IBM Corp.	1.8%
Qwest Communications International, Inc.	1.5%
Conesco, Inc.	1.4%
Proctor & Gamble Company	1.4%
Macromedia, Inc.	1.3%
Microsoft, Inc.	1.3%
Dell Computer Corp.	1.3%
Coca-Cola Enterprise	1.3%

***CHAR: 160*** LARGEST INDUSTRIES as of 05-31-2000
Technology	25.3%
Consumer Cyclicals	10.6%
Capital Goods	6.8%
Financials	6.2%
Communication Services	5.9%
Consumer Staples	5.7%
Health Care	4.1%
Transportation	2.6%
Basic Materials	2.5%
REIT	1.0%

***CHAR: 160*** PERFORMANCE as of 05-31-2000
Calendar Year to Date Return	-6.30%
average annual return
One Year	6.69%
Three Years	-2.53%
Five Years	4.78%
Ten Years	7.26%
Since Inception (5/24/73)	15.31%

***CHAR: 160*** PORTFOLIO ANALYSIS as of 05-31-2000
Net Assets	$334M
Number of Holdings	100

***CHAR: 160*** COMPOSITION as of 05-31-2000
Common Stock	71.8%
US Agency Obligations	23.2%
Excess of Other Assets Over Liabilities	5.0%
Fund Inception Date: May 24, 1973

Links:
(link) Spring 2000: Lindner Board Appoints
Co-Managers for Funds

(link) Commentary:
Large-Cap and Small-Cap Funds:
Finn and Ryback Discuss Focus (footer images)